Exhibit 10.3

Execution Copy

Certain identified information in this exhibit, marked by [***], has been excluded because it is both (i) not material, and (ii) the type that the registrant treats as private or confidential.

AMENDMENT NO.2

This Amendment No.2 (“the “Amendment”) to the Collaboration, License and Development Agreement dated December 7th, 2012 (the “Agreement”), is made by and between

(1)	ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at 151 85 Södertälje, Sweden and with offices at SE-43 183 Mölndal, Sweden (“AstraZeneca”)
(2)	Isis Pharmaceuticals, Inc., a Delaware corporation, having its principal place of business at 2855 Gazelle Court, Carlsbad, CA 92010 (“Isis”)

and is made effective as of the 15th day of October, 2014 (the “Amendment Effective Date”)

Recitals

WHEREAS, the Parties desire to further amend, modify and restate certain terms and conditions of the Agreement.

Agreement

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.	Definitions
Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2.	Modifications
Article 8.4, Table 1, shall be deleted and replaced by the following:

Table 1
STAT3 Product Milestone Event	Column 1 STAT3 Product Milestone Event Payment for High Response Outcome	Column 2 STAT3 Product Milestone Event Payment for Medium Response Outcome or Low Response Outcome
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]
[***]	$[***]	$[***]

3.	Amendment Effective Date
This Amendment shall become effective on the Amendment Effective Date.

4.	Entire Agreement
This Amendment, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter of the Agreeement. The Agreeemnt together with this Amendment and any prior Amendments thereto supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreeemnet, as amended. Each Party confirms that it is not relying on any representations, warranties or covenants of the other Party except as specifically set out in the Agreement as amended. Nothing in this Agreement is intended to limit or exclude any liability or fraud. All Schedules referred to in this Amendment are intended to be and are hereby specifically incorporated into and made a part of the Agreement. The Parties hereby agree that subject to the modifciations specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

Execution

THIS AGREEMENT IS EXECUTED by the authorized representatives of the parties as of the date first written above.

ASTRAZENECA AB		ISIS Pharmaceuticals, INC

Signature :	/s/ M. Schindler	Signature :	/s/ B. Lynne Parshall

Name :	M. Schindler	Name :	B. Lynne Parshall

Title :	16 10 14	Title :	Chief Operating Officer